EXHIBIT 99.1

                  STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
                      STRATEGY REAL ESTATE INVESTMENTS LTD.

                             SUBSCRIPTION AGREEMENT


To:      Strategy International Insurance Group, Inc.
         Strategy Real Estate Investments Ltd.
         200 Yorkland Boulevard
         Suite 200
         Toronto, Canada M2J5C1

Ladies and Gentlemen:

The undersigned subscriber (the "Subscriber") hereby agrees as follows:

         1. Subscription for Unit. The Subscriber hereby irrevocably subscribes for and purchases the number of Units (each, a "Unit") set forth below, each comprised of (i) one share of Series A Insured Redeemable Preferred Stock (the "Series A Preferred") of Strategy Real Estate Investments Ltd., a corporation organized under the laws of the Province of Ontario, Canada (the "Company"),
(ii) one share of Series B Preferred Stock (the "Series B Preferred") of the Company and (iii) a warrant (the "Warrant") to purchase shares of common stock of Strategy International Insurance Group, Inc. ("Parent").

         2. Payment of Purchase Price. In consideration for the Units purchased by the Subscriber, the Subscriber hereby pays in full the purchase price set forth on the signature page hereof by wire transfer of immediately available funds to the account listed below.

         Chase Manhattan Bank
         1211 Avenue of the Americas, New York, New York 10036
         ABA No.: 021000021
         For credit to the account of: Jenkens & Gilchrist Parker Chapin LLP
                                       Trust Account
         Account No.: 323231195
         Reference # 66541-00001

         3. Representations and Warranties of the Subscriber. To induce the Company to enter into this Subscription Agreement, the Subscriber hereby represents, warrants and covenants to the Company as follows:

                  (a) The Subscriber is acquiring the Units for investment purposes only and not for the account of any other person or entity. The Subscriber is not acquiring the Units with a view to resell, distribute, subdivide or otherwise transfer the Units to any other person or entity in violation of the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any U.S. state or Canada.

                  (b) The Subscriber understands that: (i) the Units, the Series A Preferred, the Series B Preferred and the Warrants have not been registered under the Securities Act, or the securities laws of any U.S. state or non-U.S. jurisdiction; (ii) the Units are being offered as a private placement only to certain qualified investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder; (iii) the Units, the Series A Preferred, the Series B Preferred and the Warrants may not be resold or transferred except as permitted by the Securities Act and any applicable U.S. state or non-U.S. securities laws, pursuant to registration or exemption therefrom; (iv) resales or transfers of the Units, the Series A Preferred and the Series B Preferred will be significantly restricted by the Articles of Incorporation of the Company; and (v) there will be no public market for the Units, the Series A Preferred and the Series B Preferred and there is no obligation on the part of any person or entity to register the Units, the Series A Preferred and the Series B Preferred under the Securities Act or the laws of any U.S. state or non-U.S. jurisdiction.

                  (c) If the Subscriber is an individual, the Subscriber has the legal capacity and authority to execute, deliver and perform the Subscriber's obligations under this Subscription Agreement. If the Subscriber is a corporation, partnership, trust or other entity, (i) it has the requisite power and authority to

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         execute  and  deliver  this  Subscription  Agreement,  (ii) the  person executing  this  Subscription  Agreement  on behalf of the  subscribing entity has the full power and authority to execute and deliver this Subscription Agreement on behalf of the subscribing entity, (iii) it is duly formed and organized, validly existing, and (if applicable) in good standing under the laws of its jurisdiction of formation and (iv) the execution, delivery and performance of this Subscription Agreement will not (A) conflict with, or result in any violation of or default
         under,  any  provision  of  any  charter,   by-laws,  trust  agreement,
         partnership agreement or other governing instrument applicable to the Subscriber, any agreement or other instrument to which the Subscriber or its properties is a party, or any judgment, decree, statute, order, rule or regulation or (B) require any notice to, or filing with, or authorization, consent or approval of, any public body or authority
         applicable  to  the   Subscriber  or  the   Subscriber's   business  or
         properties. This Subscription Agreement is the valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

                  (d)  The  Subscriber  has  received  and  carefully  read  the
         Confidential Private Placement Memorandum for the Offering of Units, as amended or supplemented through the closing date of the Subscriber's subscription for Units (the "Memorandum") and this Subscription Agreement. If the Subscriber is an individual, the Subscriber has carefully read the privacy policy attached hereto as Annex C. The Subscriber has been furnished all other materials relating to the Company and the Offering, if any, which have been requested.
         Furthermore, the Subscriber has been afforded an opportunity to ask questions of, and receive answers from, the Company in connection with the Offering. The Subscriber hereby agrees not to distribute or reproduce this Subscription Agreement or the Memorandum, including any exhibits or schedules thereto, without the prior written consent of the Company.

                  (e) The Subscriber confirms that the Units, the Series A Preferred, the Series B Preferred and the Warrants were not offered to the Subscriber by any means of general solicitation or general advertising. The Subscriber: (i) has obtained, in the judgment of the Subscriber, sufficient information to evaluate the merits and risks of an investment in the Company and Parent and (ii) has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks associated with such investment and to make an informed investment decision with respect thereto. The Subscriber has not relied and will not rely upon any offering material or literature other than the Memorandum, or upon any information given to the Subscriber by persons other than the Company and its officers.

                  (f) The Subscriber acknowledges that the Company is a start-up venture with no operating history. No assurances have been given to the Subscriber with respect to the performance of the Company or its investments.

                  (g) The Subscriber has relied on its own examination of the Company, Parent and the terms of the Offering, including the merits and risks involved, and has reviewed the merits and risks of the purchase of Units with tax, legal and investment counsel to the extent deemed advisable by the Subscriber. The Subscriber understands that neither the U.S. Securities and Exchange Commission (the "Commission") nor any other federal, state or non-U.S. agency has recommended, approved or endorsed the purchase of the Units as an investment or passed on the accuracy or adequacy of the information set forth in the Memorandum or any other documents used in connection with the Offering.

                  (h) The Subscriber understands that the purchase of the Units represents a highly speculative investment, which involves a high degree of risk of loss. Due to the privately-held nature of the Company, and the restrictions on any sale or transfer of the Units described above, the Subscriber cannot expect to be able to liquidate any investment in the Company in the case of an emergency, or perhaps at all. In addition, the Subscriber represents that there are other important risk factors included in the Memorandum, which the Subscriber has reviewed and accepted in connection with the investment hereunder. The Subscriber has adequate means to provide for the Subscriber's current cash needs and possible contingencies, and its financial condition is such that it can afford to bear all risks, including those described in the Memorandum, associated with a purchase of Units. The Subscriber has the financial capacity to hold the Units purchased hereby for an indefinite period of time.

                  (i) The Subscriber received the Memorandum and first learned of the Company and Parent in the country and state or province listed as the address of the Subscriber set forth on the Subscriber's signature page hereto. If the address is within the United States, the Subscriber intends that, in addition to U.S. federal securities laws, the state securities laws of the state listed as the address of that Subscriber alone, to

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

         the extent applicable, shall govern this transaction. The Subscriber is not an individual who resides in, nor an entity formed under the laws of, Canada, and no offer to purchase the Units, the Series A Preferred, the Series B Preferred and the Warrants was made to the Subscriber, directly or indirectly, in Canada.

                  (j) If the Subscriber is (i) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or (ii) an individual retirement account as described in Section 408(a) of the Internal Revenue Code ("IRC"), governmental benefit plan or other "benefit plan investor" within the meaning of U.S. Department of Labor Regulation 2510.3-101(f)(2), or if any part of the funds used by the Subscriber to acquire Units constitutes assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA or of an IRC, or assets allocated to any account in which any such employee benefit plan or IRA (or its related trust) has any interest, the acquisition of Units has been duly authorized in accordance with the governing documents of the relevant plan or account and such acquisition and the subsequent holding of the Units do not and will not constitute a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the IRC that is not subject to an exemption therefrom contained in ERISA, or in the rules and regulations adopted by the U.S. Department of Labor thereunder, or in an individual or class exemption therefrom.

                  (k) Neither the Subscriber, nor any person having a direct or indirect beneficial interest in the Units to be acquired under this Subscription Agreement, appears on the Specially Designated Nationals and Blocked Person List of the Office of Foreign Assets Control in the United States Department of the Treasury. The Subscriber does not know or have any reason to suspect that (i) monies used to fund the Subscriber's investment in Units have been or will be derived from or related to any illegal activities or (ii) the proceeds from the Subscriber's investment in units will be used to finance any illegal activities.

                  (l)   The   statements   in   the   Subscriber's    Subscriber
         Questionnaire attached as Annex A are true, complete and correct as of the date hereof.

         4. Representations and Warranties of the Company. To induce the Subscriber to invest in the Company the Company hereby represents, warrants and covenants as follows:

                  (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Ontario, Canada. The Company does not have any subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

                  (b) Authorization;  Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Subscription Agreement and to issue and sell the Units in accordance with the terms hereof. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Subscription Agreement has been duly executed and delivered by the Company. This Subscription Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

                  (c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of September 20, 2004 is: 100 shares of common stock, all of which are issued and outstanding; 5,000 shares of Series A Preferred Stock, none of which are issued and outstanding; and 5,000 shares of Series B Preferred Stock, none of which are issued and outstanding. All of the outstanding shares of the Company's Series A Preferred and Series B Preferred have been duly and validly authorized. Except as set forth in this Subscription Agreement, no shareholders of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Other than as set forth in the Company's Amended Articles of Incorporation, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the closing complied with all applicable Canadian and United States federal and state or provincial securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto. The Company has furnished or made available to the Subscriber true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles"), and the Company's By-laws as in effect on the date hereof (the "By-laws").

                  (d) Issuance of Series A Preferred, Series B Preferred and Warrants. The shares of Series A Preferred, Series B Preferred and the Warrants to be issued at the closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable.

                  (e) No Conflicts.  The execution,  delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated herein and the issuance of the shares of Series A Preferred and Series B Preferred as contemplated hereby do not and will not (i) violate or conflict with any provision of the Company's Articles or By-laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, province, local or foreign statute, rule, regulation, order, judgment or decree (including federal, state and province securities laws and regulations) applicable to the Company or by which any property or asset of the Company are bound or affected. The Company is not required under federal, state, province or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Subscription Agreement, or issue and sell the shares of Series A Preferred and Series B Preferred in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the closing and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

                  (f) Financial Statements. The Company is not a reporting company subject to the U.S. securities laws, nor are its securities registered with the U.S. Securities and Exchange Commission. The Company was formed on August 23, 2004. It has made available to the Subscriber true and complete copies of its unaudited balance sheet.

                  (g)  Actions  Pending.   There  is  no  action,  suit,  claim,
         investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Subscription Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any of its respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

                  (h) Compliance with Law. The business of the Company has been and is presently being conducted in accordance with all applicable Canadian and U.S. federal, state and local governmental laws, rules, regulations and ordinances. The Company has all franchises, permits, licenses, consents and other

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

         governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it.

                  (i) Disclosure. Neither this Subscription Agreement nor any other documents, certificates or instruments furnished to the Subscriber by or on behalf of the Company in connection with the transactions contemplated by this Subscription Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                  (j) Securities Act of 1933. Based in part upon the representations herein of the Subscriber, the Company has complied and will comply with all applicable U.S. federal and state securities laws in connection with the offer, issuance and sale of the Units hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Units or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Units under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units.

                  (k) Governmental Approvals. Except for the filing of any notice prior or subsequent to the closing date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Units, or for the performance by the Company of its obligations under this Subscription Agreement.

                  (l)   Independent   Nature   of   Subscribers.   The   Company
         acknowledges that the obligations of the Subscriber under this Subscription Agreement are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this Subscription Agreement. The Company acknowledges that the decision of the Subscriber to purchase Securities pursuant to this Agreement has been made by the Subscriber independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, and no action taken by any Subscriber pursuant hereto, shall be deemed to constitute the Subscriber as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Company acknowledges that for reasons of administrative convenience only, this Subscription Agreement has been prepared by counsel for one of the Subscribers and such counsel does not represent all of the Subscribers but only such Subscriber and the other Subscribers have retained their own individual counsel with respect to the transactions contemplated hereby. The Company acknowledges that it has elected to provide all Subscribers with the same terms of the Subscription Agreement for the convenience of the Company and not because it was required or requested to do so by the Subscribers. The Company acknowledges that such procedure, with respect to this Subscription Agreement, in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to this Subscription Agreement or the transactions contemplated hereby.

                  (m) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Units pursuant to this Subscription Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Units pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Units to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission's review.

         5. Representations and Warranties of Parent. To induce Subscriber to invest in Parent and the Company Parent hereby represents, warrants and covenants as follows:

                  (a) Organization, Existence, Standing and Ownership of Parent. Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas. Parent is qualified to do business in any jurisdiction in which it conducts its business. Parent has the corporate power and corporate authority to own or lease the assets owned or leased by it.

                  (b)  Capitalization.   The  capitalization  of  Parent  is  as
         described in Parent's most recent periodic report filed with the Commission. Parent has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under Parent's stock option plans, the issuance of shares of common stock to employees pursuant to Parent's employee stock purchase plan and pursuant to the conversion or exercise of outstanding equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for common stock) (collectively, "Common Stock Equivalents"). The issuance of the common stock upon exercise of the Warrants will not obligate Parent to issue shares of common stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Parent securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of Parent are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws or pursuant to an exception therefrom, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in the SEC Reports (as defined below), there are no stockholders agreements, voting agreements or other similar agreements with respect to Parent's capital stock to which Parent is a party or, to the knowledge of Parent, between or among any of Parent's stockholders.

                  (c) SEC Reports;  Financial  Statements.  Parent has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as Parent was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Parent and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth in the SEC Reports as a reserve for bad debt or uncollected accounts, all of Parent's receivables are expected to be collectible in the ordinary course of business and the inventories shown on the latest balance sheet are expected to be liquidated at their carried values in the ordinary course of business.

                  (d) Authorization. Parent has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and other agreements contemplated hereby, the performance by Parent of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action, including all necessary action to be taken by Parent's Board and the holders of Parent's common stock. No further action or approval by Parent's Board or holders of

         Parent's  common stock is required in order to authorize or approve the
         this  Agreement  or  to  constitute   this  Agreement  as  binding  and
         enforceable obligations of Parent.

                  (e) Enforceability. This Agreement has been duly executed and delivered by Parent. This Agreement constitutes the legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable laws relating to or affecting creditors' rights generally and except as such enforceability is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (f) No Conflicts. The execution, delivery and performance of the Agreement by Parent and the consummation by Parent of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of Parent's certificate or articles of incorporation, bylaws or other organizational or charter documents, or
         (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of Parent, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Issuer debt or otherwise) or other understanding to which Parent is a party or by which any property or asset of Parent is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Parent is subject (including federal and state securities laws and regulations), or by which any property or asset of Parent is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect.

                  (g) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect, (ii) Parent has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Parent's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) Parent has not altered its method of accounting, (iv) Parent has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Parent has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Parent's stock option plans. Parent does not have pending before the Commission any request for confidential treatment of information.

                  (h) Listing and Maintenance Requirements. Parent's common stock is registered pursuant to Section 12(g) of the Exchange Act, and Parent has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the common stock under the Exchange Act nor has Parent received any notification that the Commission is contemplating terminating such registration. Parent has not, in the 12 months preceding the date hereof, received notice from any trading market on which the common stock is or has been listed or quoted to the effect that Parent is not in compliance with the listing or maintenance requirements of such trading market. Parent is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the common stock upon exercise of the Warrants will not contravene the rules and regulations of the trading market.

                  (i) Issuance of Securities. The issuance of the Warrants is duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, a number of shares of common stock shall have been duly authorized and reserved for issuance which equals 130% of the maximum number of shares of common stock issuable upon exercise of the Warrants (such shares, the "Warrant Shares") to be issued at the Closing. Upon issuance in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of common stock. Assuming the accuracy of each of the representations and warranties of the Buyers contained in Section 3 hereof, the issuance by Parent of the Warrants is exempt from registration under the 1933 Act.

                  (j) No General  Solicitation;  Placement Agent's Fees. Neither
         Parent, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Warrants. Parent shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Subscriber or its investment advisor) relating to or arising out of the transactions contemplated hereby. Parent shall pay, and hold each Subscriber harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

                  (k) No Integrated Offering. None of Parent, its subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Warrants to be integrated with prior offerings by Parent for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Parent are listed or designated. None of Parent, its subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Warrants under the 1933 Act or cause the offering of the Warrants to be integrated with other offerings.

                  (l) Application of Takeover Protections; Rights Agreement. Parent and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Subscriber as a result of the transactions contemplated by this Agreement, including, without limitation, Parent's issuance of the Warrants and any Subscriber's ownership of the Warrants. Parent has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of common stock or a change in control of Parent.

                  (m)  No  Undisclosed  Events,  Liabilities,   Developments  or
         Circumstances. No material event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Parent or its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by Parent under applicable securities laws on a registration statement on Form SB-2 filed with the SEC relating to an issuance and sale by Parent of its common stock and which has not been publicly announced.

                  (n) Foreign Corrupt Practices. Neither Parent, nor any of its subsidiaries, nor to Parent's knowledge, any director, officer, agent, employee or other Person acting on behalf of Parent or any of its subsidiaries has, in the course of its actions for, or on behalf of, Parent (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  (o) Sarbanes-Oxley Act. Parent is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a material adverse effect.

                  (p) Internal Accounting Controls. Parent and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.

                  (q) Disclosure. Parent confirms that neither it nor, to its knowledge, any Person acting on its behalf has provided any of the Subscribers or their respective agents or counsel with any information that constitutes material, nonpublic information. Parent understands and confirms that each of the Subscribers will rely on the foregoing representations in effecting transactions in securities of Parent. All disclosure provided to the Subscribers regarding Parent, its business and the transactions contemplated hereby furnished by Parent are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each press release issued by Parent during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to Parent or any subsidiary or either of its or their respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by Parent on or before the date hereof but which has not been so publicly announced or disclosed. Parent acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

                  (r) Form SB-2 Eligibility.  Parent is eligible to register the
         Warrant  Shares  for  resale  by  the   Subscribers   using  Form  SB-2
         promulgated under the 1933 Act.

         6.   Reliance  on   Representations   and   Warranties;   Notification;
Indemnification.

                  (a) The Subscriber understands the meaning of the representations and warranties contained in this Subscription Agreement and understands and acknowledges that the Company is relying upon the representations and warranties contained in this Subscription Agreement in determining whether the Company is eligible for exemption from the registration requirements contained in the Securities Act and in the Investment Company Act and in determining whether to accept the subscription tendered hereby.

                  (b) The Subscriber represents and warrants that the information that the Subscriber has provided to the Company, including the information contained in this Subscription Agreement and in all tax certificates delivered to the Company, is true and correct as of the date hereof and agrees to notify immediately the Company of any changes to such information.

                  (c) The Subscriber hereby agrees to (i) indemnify and hold harmless the Company, the members of the various committees of the Company and their respective officers, directors and employees (each an "Indemnified Person") from and against any and all losses, damages, expenses, liabilities or reasonable attorneys' fees (including attorneys' fees and expenses incurred in a securities action in which no judgment in favor of the Subscriber is rendered) due to or arising out of a breach of any representation or warranty of the Subscriber contained in this Subscription Agreement provided by the Subscriber in connection with the Subscriber's investment in the Company and (ii) periodically reimburse each Indemnified Person for its legal and other expenses (including the cost of any investigation and preparation) incurred in connection with such a securities action.

                  (d) The Company hereby agrees to (i) indemnify and hold harmless the Subscriber, and its Indemnified Persons from and against any and all losses, damages, expenses, liabilities or reasonable attorneys' fees (including attorneys' fees and expenses incurred in a securities action in which no judgment in favor of the Subscriber is rendered) due to or arising out of a breach of any representation or warranty of the Company contained in this Subscription Agreement or any other document provided by the Company in connection with the Subscriber's investment in the Company and (ii) periodically reimburse each Indemnified Person for its legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith.

         7. Covenants of the Company. The Company covenants with the Subscriber (which covenants are for the benefit of the Subscriber and its permitted assignees) that for as long as any Series A Shares remain outstanding:

                  (a) Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by this Subscription Agreement, including filing a Form D with respect to the Units, as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Units, to the Subscriber or subsequent holders.

                  (b) Compliance with Laws. The Company shall comply with all applicable laws, rules, regulations and orders.

                  (c) Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with Canadian GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

                  (d) Amendments. The Company shall not amend or waive any provision of the Articles or By-laws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, voting rights or redemption rights of the Units.

                  (e) Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the Company's right or ability to perform this Subscription Agreement.

                  (f) Distributions. So long as any Units remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of common stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any common stock or other equity security of the Company.

                  (g) Status of Dividends. The Company covenants and agrees that
         (i) no federal income tax return or claim for refund of federal income tax or other submission to the Internal Revenue Service will adversely affect the Units, any other series of its preferred stock, or the common stock, and any deduction shall not operate to jeopardize the availability to the Subscriber of the dividends received deduction provided by Section 243(a)(1) of the IRC or any successor provision,
         (ii) in no report to shareholders or to any governmental body having jurisdiction over the Company or otherwise will it treat the Units other than as equity capital or the dividends paid on the Series A Preferred other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) it will take no action which would result in the dividends paid by the Company on the Series A Preferred out of the Company's current or accumulated earnings and profits being ineligible for the dividends received deduction provided by Section 243(a)(1) of the IRC. The preceding sentence shall not be deemed to prevent the Company from designating the Series A Preferred as "Redeemable Preferred Stock" in its annual and quarterly financial statements. In the event that the Subscriber has reasonable cause to believe that dividends paid by the Company on the Series A Preferred out of the Company's current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the IRC, or any successor provision, the Company will, at the reasonable request of the Subscribers of 51% of the outstanding Units, join with the Subscribers in the submission to the Internal Revenue Service of a request for a ruling that dividends paid on the Series A Preferred will be so eligible for federal income tax purposes, at the Subscribers' expense. In addition, the Company will reasonably cooperate with the Subscribers (at
         Subscribers' expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the IRC, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the IRC or incurred in connection with any such submission, litigation, appeal or other proceeding. Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the Company from claiming a deduction with respect to such dividends if (i) the IRA shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Series A Preferred should not be treated as dividends for federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Units is allowable for federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the service shall rule or advise that dividends on the Series A Preferred should not be treated as dividends for federal income tax purposes. If the Internal Revenue Service determines that the Units constitute debt, the Company may file protective claims for refund.

                  (h) Use of Proceeds. The proceeds from the sale of the Units will be used by the Company for certain investment in and funding of certain residential real estate projects, working capital and general corporate purposes.

                  (i) Disposition of Assets. So long as any of the shares of Series A Preferred and Series B Preferred remain outstanding, the Company shall not sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales to customers in the ordinary course.

         8. Covenants of Parent. Parent covenants with the Subscriber (which covenants are for the benefit of the Subscriber and its permitted assignees) that for as long as any Warrants remain outstanding:


                  (a) Form D and Blue Sky. Parent agrees to file a Form D with respect to the Warrants as required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing. Parent shall, on or before the Closing, take such action as Parent shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Warrants for sale to the Subscriber at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Subscribers on or prior to the Closing Date. Parent shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing.

                  (b) Reporting Status. Until the date on which the Subscribers shall have sold all the Warrant Shares and none of the Warrants are outstanding (the "Reporting Period"), Parent shall file all reports required to be filed with the Commission pursuant to the 1934 Act, and Parent shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  (c) Financial Information. Parent agrees to send the following to each Subscriber during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  (d) Listing. Parent shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of common stock of Parent are then listed (subject to official notice of issuance) and shall maintain, such listing of all Registrable Securities from time to time issuable under the terms of this Agreement and the Warrant. Parent shall maintain the common stock's authorization for quotation on the Over the Counter Bulletin Board Market. Neither Parent nor any of its subsidiaries shall take any action, which would be reasonably expected to result in the delisting or suspension of the common stock on the Over the Counter Bulletin Board Market. Parent shall pay all fees and expenses in connection with satisfying its obligations under this
         Section 8(d).

                  (e) Disclosure of Transactions and Other Material Information.
         On or before 8:30 a.m., New York Time, on the second business day following the date hereof, Parent shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act, and attaching this Agreement, the form of Warrant, and the Registration Rights Agreement as exhibits to such filing (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the Commission, no Subscriber shall be in possession of any material, nonpublic information received from Parent, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. Parent shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Subscriber with any material, nonpublic information regarding Parent or any of its Subsidiaries from and after the filing of the 8-K Filing with the Commission without the express written consent of such Subscriber. In the event of a breach of the foregoing covenant by Parent, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in this Agreement, a Subscriber shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by Parent, its subsidiaries, or any of its or their respective officers, directors, employees or agents. No Subscriber shall have any liability to Parent, its subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither Parent nor any Subscriber shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that Parent shall be entitled, without the prior approval of any Subscriber, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Subscriber shall be consulted by Parent in connection with any such press release or other public disclosure prior to its release).

                  (f) Reservation of Shares. Parent shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, 130% of the number of shares of common stock issuable upon exercise of the Warrants being issued at the Closing.

         9. Additional Information, Documents, Tax Forms, Certificates. The Subscriber agrees that promptly (and in any event within ten calendar days) after receipt of a request from the Company, the Subscriber shall provide such additional information and deliver such additional documents as shall be reasonably necessary to comply with any federal, state, local or non-U.S. securities, tax or anti-money laundering laws, rules or regulations to which the Company is subject.

         10. Conflicts of Interest. The Subscriber acknowledges and agrees that, as set forth in the Memorandum, certain legal counsel have represented the Company in connection with this Offering and that such firms have in the past, and may from time to time in the future, render services to the Company and its affiliates. The Subscriber further acknowledges and agrees that such counsel are not representing the Subscriber or any other prospective purchaser of Units in connection with this Offering.

         11. Survival. The representations, warranties and agreements set forth in this Subscription Agreement shall survive the Closing for a period of one year from the Closing.

         12. No Assignment. The Subscriber agrees not to transfer or assign any rights or obligations under this Subscription Agreement to any other person or entity, and that any such attempted transfer or assignment shall be void.

         13. Binding Effect; Beneficiaries. This Subscription Agreement and the representations and warranties contained herein shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators and other successors, and no other persons or entities. If there is more than one signatory hereto, the obligations, representations, warranties, and agreements of the Subscriber are made jointly and severally.

         14. Governing Law; Submission to Jurisdiction; Waiver of Trial by Jury.

                  (a) This Subscription Agreement is to be construed in accordance with and governed by the laws of the State of New York, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of New York to the rights and duties of the parties.

                  (b) Any controversy, claim or dispute arising out of or relating to this Subscription Agreement between the parties hereto, their assignees, their affiliates, their attorneys, or agents, shall be litigated solely in state or federal court in New York City. Each party
         (i) submits to the jurisdiction of any such court, (ii) waives the defense of an inconvenient forum, (iii) agrees that valid consent to service may be made by mailing or delivery of such service to the New York Secretary of State (the "Agent") or to the party at the party's last known address, if personal service delivery can not be easily effected, and (iv) authorizes and directs the Agent to accept such service in the event that personal service delivery can not easily be effected.

                  (c) EACH PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY OTHER MATTER INVOLVING THE PARTIES HERETO.

         15. Remedies. The parties hereto agree that in the event of any dispute between the parties hereto arising out of, relating to or in connection with the Company or this Subscription Agreement or the Subscriber's investment in the Company, such dispute shall be resolved exclusively by arbitration to be conducted in New York, New York, in accordance with the rules of the American Arbitration Association. Any award rendered as a result of the arbitration shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction in the country, state and county of the principal office of the Company, or, in the case of an award entered against the Subscriber, in any country, state and county in which any property of the Subscriber is located, including the country, state and county in which its principal offices are located.

         16. Entire Agreement. This Subscription Agreement and any other agreements or documents referred to herein or therein constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede any prior agreement between the parties hereto with respect to the subject matter hereof.

         17. Severability. Any term or provision of this Subscription Agreement that is determined by an arbitrator of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, solely as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms or provisions of this Subscription Agreement in any other jurisdiction.

         18. Amendments and Waivers. This Subscription Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Subscriber and the Company.

         19. Counterparts. This Subscription Agreement may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart.

                            [signature page follows]

    [SIGNATURE PAGE - Fill Out Completely (except for the box for acceptance at the bottom)]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of _________________, ______ [<- Insert date].

Print Name of Subscriber:                               Signature of Subscriber:
_______________________________                         [Sign here ->] __________________________________
Address:                                                If signing on behalf of an entity:
_______________________________                               Name of signatory:__________________________
_______________________________                               Title of signatory:___________________________
_______________________________                         Purchase Price:
Contact Person: _______________                               US $___________________________
Tax ID or                                               Type of Ownership (Check one):
Social Security #:______________________                |_| Individual                |_| Partnership
Telephone #:      ______________________                |_| Joint                     |_| Limited Liability Company
Fax #:            ______________________                |_| Corporation               |_| Other: _______________
E-Mail:           ______________________                |_| Trust (including an IRA)
If Subscriber is not an individual:                     If copies of the Company's performance reports and tax returns
Date of Organization:    _______________                should be furnished to the Subscriber's accountant or advisor,
Jurisdiction:            _______________                specify the name and address of such person:
Tax year end:            _______________                Accountant:       _________________________________

                                                        Advisor:          _________________________________

Bank account information to which any cash              Brokerage account information to which any in-kind
distributions may be wired or sent:                     distributions may be credited:
Bank Name: _____________________________                Firm Name:        ____________________________
Bank Address: __________________________                Firm Address:     ____________________________
Account Name: __________________________                Account Name:     ____________________________
Account No.: ___________________________                Account No.:      ____________________________
                                                        DTC No.:          ____________________________

AGREED TO AND ACCEPTED this ____ day of ________, ________

STRATEGY REAL ESTATE INVESTMENTS LTD.                     Purchase Price:
By:    _________________________                                       US $ ______________________________
        Name: __________________                                       Number of Units Issued:
        Title: _________________                                       Units: _____________________________

AGREED TO AND ACCEPTED this ____ day of ________, ________

STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
By:    _________________________
        Name: __________________                          Number of Warrants Issued:
        Title: _________________                          _____________________________